SECOND QUARTER 2013 | EARNINGS CONFERENCE CALL

2 FORWARD-LOOKING STATEMENTS The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward- looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to, factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission including its 2012 Annual Report on Form 10-K under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q2 2013 RESULTS

4 Q2 2013 HIGHLIGHTS • Adjusted net income of $62.0 million ($0.56 per share) compared to $43.1 million ($0.35 per share) in Q2 2012 • Net sales of $1.07 billion, an increase of 2.7% from Q2 2012 net sales of $1.05 billion (an organic decrease of 0.3%) • Adjusted operating income of $116.6 million compared to $97.3 million in Q2 2012 • Second quarter gas- and fluid-handling orders of $478.2 million compared to orders of $534.5 million in Q2 2012, a decrease of 10.5% (an organic decrease of 10.0%) • Gas- and fluid-handling backlog of $1.4 billion at period end

5 YEAR TO DATE 2013 HIGHLIGHTS • Adjusted net income of $95.5 million ($0.83 per share) compared to $68.6 million ($0.59 per share) in the six months ended June 29, 2012 • Net sales of $2.02 billion, an increase of 4.6% from the six months ended June 29, 2012 net sales of $1.93 billion (an organic decrease of 1.4%) • Adjusted operating income of $194.8 million compared to $160.6 million in the six months ended June 29, 2012 • Gas- and fluid-handling orders of $980.3 million compared to orders of $1.03 billion in the six months ended June 29, 2012, a decrease of 5.0% (an organic decrease of 7.3%)

GAS AND FLUID HANDLING

7 GAS AND FLUID HANDLING Q2 2013 HIGHLIGHTS • Net sales of $516.8 million compared to Q2 2012 net sales of $496.5 million in Q2 2012 (an organic increase of 3.6%) • Adjusted segment operating income of $69.9 million and adjusted segment operating income margin of 13.5% – Improvement over Q2 2012 of 90 basis points • Second quarter orders of $478.2 million compared to $534.5 million in Q2 2012, a decrease of 10.5% • Backlog of $1.4 billion at period end

8 GAS AND FLUID HANDLING YTD 2013 HIGHLIGHTS • Net sales of $941.9 million compared to net sales of $921.8 million in the six months ended June 29, 2012, an increase of 2.2% (an organic increase of 1.2%) • Adjusted segment operating income of $114.1 million and adjusted segment operating income margin of 12.1% • Orders of $980.3 million compared to $1.03 billion in the six months ended June 29, 2012, a decrease of 5.0%

9 ORDERS AND BACKLOG $534.5 $478.2 $1,032.0 $980.3 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 $1,100.0 $1,200.0 Q2 2012 Q2 2013 YTD 2012 YTD 2013 $0.00 $200.00 $400.00 $600.00 $800.00 $1,000.00 $1,200.00 $1,400.00 $1,600.00 $1.44B $1.38B ORDERS BACKLOG(1) (1) Backlog data for the periods prior to Q1 2012 are presented on a proforma basis. Note: Dollars in millions (unaudited). $1.39B QTD YTD Existing Businesses (10.0)% (7.3)% Acquisitions 1.1% 3.8 % FX Translation (1.6)% (1.5)% Total Growth (10.5)% (5.0)%

10 GEOGRAPHIC EXPOSURE YTD 2013 REVENUE $496.5 $516.8 $921.8 $941.9 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 Q2 2012 Q2 2013 YTD 2012 YTD 2013 67% 33% Foremarket Aftermarket REVENUE AFTERMARKET REVENUE YTD 2013 52% 48% Developed Economies Emerging Markets Note: Dollars in millions (unaudited). QTD YTD Existing Businesses 3.6% 1.2 % Acquisitions 0.9% 2.1 % FX Translation (0.4)% (1.1)% Total Growth 4.1% 2.2%

11 Q2 2013 SALES AND ORDERS BY END MARKET Power Generation 39% Oil, Gas & Petro-chemical 22% Marine 11% Mining 5% General Industrial and Other 23% SALES: $516.8 Million Total Growth (Decline) Organic Growth (Decline) Power Generation 39.4% 40.2 % Oil, Gas & Petrochemical (10.7)% (9.5)% Marine 4.0% 2.4 % Mining (56.3)% (55.4)% General Industrial & Other 5.3% 1.2 % Total 4.1% 3.6 % Power Generation 37% Oil, Gas & Petro-chemical 23% Marine 12% Mining 6% General Industrial and Other 22% ORDERS: $478.2 Million Total (Decline) Growth Organic (Decline) Growth Power Generation (2.0)% (1.3)% Oil, Gas & Petrochemical (21.9)% (21.7)% Marine 4.3% 2.5 % Mining (49.3)% (34.6)% General Industrial & Other 3.0% (2.9)% Total (10.5)% (10.0)%

12 YTD 2013 SALES AND ORDERS BY END MARKET Power Generation 38% Oil, Gas & Petro-chemical 22% Marine 12% Mining 5% General Industrial and Other 23% SALES: $941.9 Million Total Growth (Decline) Organic Growth (Decline) Power Generation 29.4% 30.5 % Oil, Gas & Petrochemical (13.1)% (13.8)% Marine 2.6% 1.1 % Mining (35.6)% (33.6)% General Industrial & Other (2.0)% (6.8)% Total (2.2)% (1.2)% Power Generation 40% Oil, Gas & Petro-chemical 24% Marine 11% Mining 5% General Industrial and Other 20% ORDERS: $980.3 Million Total Growth (Decline) Organic Growth (Decline) Power Generation 11.5% 8.0 % Oil, Gas & Petrochemical (11.6)% (13.3)% Marine 5.6% 3.7 % Mining (54.1)% (45.3)% General Industrial & Other (6.7)% (12.9)% Total (5.0)% (7.3)%

13 POWER GENERATION MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) 40% • Served by both Howden and Colfax Fluid Handling • Driven by fundamental global undersupply of electricity • Growth is driven by environmental upgrades in China and the U.S. and strong pump sales to natural gas-combined cycle power stations YTD 2013 SALES SPLIT YTD 2013 ORDERS SPLIT 38% HIGHLIGHTS Q2 2013 vs. Q2 2012 YTD 2013 vs. YTD 2012 Total Organic Total Organic Sales 39.4% 40.2% 29.4% 30.5 % Orders (2.0)% (1.3)% 11.5% 8.0%

14 OIL, GAS & PETROCHEMICAL MARKET PERSPECTIVE SALES & ORDERS DECLINE 24% • Served by both Howden and Colfax Fluid Handling • Period over period comparisons are difficult due to the timing of large projects • Quoting activity remains strong across all major served markets led by transportation, low sulfur fuels and Middle Eastern capacity increases YTD 2013 SALES SPLIT YTD 2013 ORDERS SPLIT 22% HIGHLIGHTS Q2 2013 vs. Q2 2012 YTD 2013 vs. YTD 2012 Total Organic Total Organic Sales (10.7)% (9.5)% (13.1)% (13.8)% Orders (21.9)% (21.7)% (11.6)% (13.3)%

15 MARINE MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) 11% • Primarily served by Colfax Fluid Handling • Order growth for five consecutive quarters despite overall decline in new shipbuilding activity • Introduction of important new product - Smart Technology CM-1000 – Provides shipowners substantial energy savings by varying pump activity to meet actual cooling demand YTD 2013 SALES SPLIT YTD 2013 ORDERS SPLIT 12% HIGHLIGHTS Note: Marine market comprised of commercial marine and government, or defense, customers Q2 2013 vs. Q2 2012 YTD 2013 vs. YTD 2012 Total Organic Total Organic Sales 4.0% 2.4% 2.6% 1.1 % Orders 4.3% 2.5% 5.6% 3.7%

16 MINING MARKET PERSPECTIVE SALES & ORDERS (DECLINE) GROWTH 5% • Primarily served by Howden • Driven by demand of mined resources, including: coal, iron ore, copper, gold, nickel and potash • Overall market environment in capital equipment for mining applications remains subdued, particularly in Australia YTD 2013 SALES SPLIT YTD 2013 ORDERS SPLIT 5% HIGHLIGHTS Q2 2013 vs. Q2 2012 YTD 2013 vs. YTD 2012 Total Organic Total Organic Sales (56.3)% (55.4)% (35.6) % (33.6) % Orders (49.3)% (34.6)% (54.1)% (45.3)%

17 GENERAL INDUSTRIAL & OTHER MARKET PERSPECTIVE SALES & ORDERS DECLINE 20% • Includes both Howden and Colfax Fluid Handling • Soft market conditions in chemical processing sector • Transportation sector weak across geographies YTD 2013 SALES SPLIT YTD 2013 ORDERS SPLIT 23% HIGHLIGHTS Q2 2013 vs. Q2 2012 YTD 2013 vs. YTD 2012 Total Organic Total Organic Sales 5.3% 1.2% (2.0)% (6.8)% Orders 3.0% (2.9)% (6.7)% (12.9)%

FABRICATION TECHNOLOGY

19 FABRICATION TECHNOLOGY Q2 2013 HIGHLIGHTS • Net sales of $557.3 million compared to net sales of $549.2 million in Q2 2012, an increase of 1.5% (an organic decline of 3.8%) • Adjusted segment operating income of $59.4 million and adjusted segment operating income margin of 10.7% – Sequential margin improvement of 220 basis points – Improvement over Q2 2012 of 240 basis points

20 FABRICATION TECHNOLOGY YTD 2013 HIGHLIGHTS • Net sales of $1.08 billion compared to net sales of $1.01 billion in the six months ended June 29, 2012, an increase of 6.9% (an organic decline of 3.7%) • Adjusted segment operating income of $103.9 million and adjusted segment operating income margin of 9.6% – Improvement over the six months ended June 29, 2012 of 170 basis points

21 GEOGRAPHIC EXPOSURE YTD 2013 REVENUE $549.2 $557.3 $1,010.2 $1,079.4 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 $1,100.0 Q2 2012 Q2 2013 YTD 2012 YTD 2013 74% 26% Consumables Equipment REVENUE REVENUE YTD 2013 38% 62% Developed Economies Emerging Markets Note: Dollars in millions (unaudited). QTD YTD Volume (2.9)% (5.0)% Price/ Mix (0.9)% 1.3% Acquisitions 6.0% 12.2 % FX Translation (0.7)% (1.6)% Total Growth 1.5% 6.9%

RESULTS OF OPERATIONS

23 INCOME STATEMENT SUMMARY (unaudited) Refer to Appendix for Non-GAAP reconciliation and footnotes. Note: Dollars in millions, except per share amounts. June 28, 2013 June 29, 2012 June 28, 2013 June 29, 2012 Net sales 1,074.1$ 1,045.7$ 2,021.3$ 1,932.0$ Gross profit 337.8$ 314.9$ 628.5$ 556.6$ % of sales 31.4% 30.1% 31.1% 28.8 % SG&A expense 221.2$ 232.0$ 433.7$ 444.0$ % of sales 20.6% 22.2% 21.5% 23.0 % Adjusted operating income 116.6$ 97.3$ 194.8$ 160.6$ % of sales 10.9% 9.3% 9.6% 8.3 % Adjusted net income 62.0$ 43.1$ 95.5$ 68.6$ % of sales 5.8% 4.1% 4.7% 3.6 % Adjusted net income per share 0.56$ 0.35$ 0.83$ 0.59$ Three Months Ended Six Months Ended

APPENDIX

25 DISCLAIMER Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted operating income, organic sales growth (decline) and organic order growth (decline). Adjusted net income, adjusted net income per share and adjusted operating income exclude asbestos coverage litigation expense, expenses related to major restructuring programs and expenses and significant year-one fair value adjustment amortization expense related to the Charter acquisition, to the extent they impact the periods presented. The effective tax rates used to calculate adjusted net income and adjusted net income per share are 28.2% and 29.0% for the second quarter and six months ended June 28, 2013, respectively, and 31% for both the second quarter and six months ended June 29, 2012. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of asbestos insurance coverage issues and expenses, expenses and year-one fair value adjustment amortization expense related to the Charter acquisition and major restructuring programs. Sales and order information by end market are estimates. We periodically update our customer groupings order to refine these estimates.

NON-GAAP RECONCILIATION
(unaudited)

	Three Months Ended		Six Months Ended	
	June 28, 2013	June 29, 2012	June 28, 2013	June 29, 2012
Adjusted Net Income and Adjusted Net Income Per Share				
Net income (loss) attributable to Colfax Corporation	$ 58,392	$ 12,366	$ 86,027	$ (93,232)
Restructuring and other related charges	4,477	18,558	8,691	27,201
Charter acquisition-related expense	—	766	—	43,617
Fair value adjustments - ESAB/Howden backlog and inventory amortization expense	—	14,422	—	48,127
Asbestos coverage litigation expense	468	3,240	2,174	5,527
Tax adjustment(1)	(1,354)	(6,247)	(1,354)	37,345
Adjusted net income	61,983	43,105	95,538	68,585
Adjusted net income margin	5.8 %	4.1 %	4.7 %	3.5 %
Dividends on preferred stock	5,086	5,073	10,168	8,807
Adjusted net income available to Colfax Corporation common shareholders	56,897	38,032	85,370	59,778
Less: adjusted net income attributable to participating securities(2)	916	4,859	4,571	7,129
	$ 55,981	$ 33,173	$ 80,799	$ 52,649
Weighted-average shares outstanding - diluted	111,522,958	94,733,164	97,285,037	88,825,431
Adjusted net income per share	$ 0.56	$ 0.35	$ 0.83	$ 0.59
Net income (loss) per share— diluted (in accordance with GAAP)	$ 0.52	$ 0.07	$ 0.74	$ (1.16)

(1) The effective tax rates used to calculate adjusted net income and adjusted net income per share are 28.2% and 29.0% for the second quarter and six months ended June 28, 2013, respectively, and 31% for both the second quarter and six months ended June 29, 2012.

(2) Adjusted net income per share for periods prior to April 23, 2013 were calculated consistently with the two-class method in accordance with GAAP as the Series A preferred stock were considered participating securities. Subsequent to April 23, 2013, adjusted net income per share was calculated consistently with the if-converted method in accordance with GAAP as the Series A preferred stock were no longer participating securities. Adjusted net income per share for the six months ended June 28, 2013 excludes the impact of 12,173,291 common stock equivalent shares as their inclusion would be anti-dilutive.

Note: Dollars in thousands, except per share amounts.

COLFAX

26

NON-GAAP RECONCILIATION

(unaudited)

	Q2 2013 - QTD				Q2 2012 - QTD			
	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation
Net sales	$ 516,763	$ 557,355	$ —	$ 1,074,118	$ 496,495	$ 549,158	$ —	$ 1,045,653
Operating income (loss)	69,247 13.4 %	55,143 9.9 %	(12,738)	111,652 10.4 %	42,077 8.5 %	32,405 5.9 %	(14,176)	60,306 5.8 %
Charter acquisition-related expense	—	—	—	—	—	—	766	766
Restructuring and other related charges	193	4,284	—	4,477	3,035	13,006	2,517	18,558
Asbestos coverage litigation expense	468	—	—	468	3,240	—	—	3,240
Fair value adjustments - ESAB/Howden backlog and inventory amortization expense	—	—	—	—	14,400	22	—	14,422
Adjusted operating income (loss)	$ 69,908 13.5 %	$ 59,427 10.7 %	$ (12,738)	$ 116,597 10.9 %	$ 62,752 12.6 %	$ 45,433 8.3 %	$ (10,893)	$ 97,292 9.3 %

	Q2 2013 - YTD				Q2 2012 - YTD			
	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation	Gas and Fluid Handling	Fabrication Technology	Corporate and Other	Total Colfax Corporation
Net sales	$ 941,868	$ 1,079,393	$ —	$ 2,021,261	$ 921,826	$ 1,010,193	$ —	$ 1,932,019
Operating income (loss)	110,462 11.7 %	96,670 9.0 %	(23,153)	183,979 9.1 %	61,106 6.6 %	43,285 4.3 %	(68,216)	36,175 1.9 %
Charter acquisition-related expense	—	—	—	—	—	—	43,617	43,617
Restructuring and other related charges	1,466	7,225	—	8,691	3,815	19,122	4,264	27,201
Asbestos coverage litigation expense	2,174	—	—	2,174	5,527	—	—	5,527
Fair value adjustments - ESAB/Howden backlog and inventory amortization expense	—	—	—	—	31,142	16,985	—	48,127
Adjusted operating income (loss)	$ 114,102 12.1 %	$ 103,895 9.6 %	$ (23,153)	$ 194,844 9.6 %	$ 101,590 11.0 %	$ 79,392 7.9 %	$ (20,335)	$ 160,647 8.3 %

Note: Dollars in thousands.

27

COLFAX

28 SALES & ORDERS GROWTH (unaudited) _____________________ Note: Dollars in millions. (1) Represents the incremental sales, orders and order backlog as a result of our acquisitions of Charter, Soldex and Co-Vent. The impact related to the Charter Acquisition represents 12 days of activity for ESAB and Howden as the acquisition closed on January 13, 2012. $ % $ % For the three months ended June 29, 2012 1,045.7$ 534.5$ Components of Change: Existing Businesses (2.7) (0.3)% (53.6) (10.0)% Acquisitions(1) 37.4 3.6% 6.0 1.1 % Foreign Currency Translation (6.3) (0.6)% (8.7) (1.6)% Total 28.4 2.7% (56.3) (10.5)% For the three months ended June 28, 2013 1,074.1$ 478.2$ $ % $ % $ % As of and for the six months ended June 29, 2012 1,932.0$ 1,032.0$ 1,375.9$ Components of Change: Existing Businesses (26.7) (1.4)% (75.1) (7.3)% 23.2 1.7 % Acquisitions(1) 142.6 7.4% 39.5 3.8% 21.2 1.5 % Foreign Currency Translation (26.6) (1.4)% (16.1) (1.5)% (31.9) (2.3)% Total 89.3 4.6% (51.7) (5.0)% 12.5 0.9 % As of and for the six months ended June 28, 2013 2,021.3$ 980.3$ 1,388.4$ Backlog at Period End Net Sales Orders Net Sales Orders

29 EPS GUIDANCE (unaudited) _____________________ Dollars in thousands, except share data. Low High EBIT (1) 432,000 456,000 Interest Expense (78,000) (78,000) Tax (107,000) (114,000) Noncontrolling Interest (27,000) (27,000) Adjusted net income - Colfax 220,000 237,000 Adjusted Net Income Allocated to Participating Securities (4,500) (4,500) Preferred Dividends (20,500) (20,500) Adjusted Net Income for Common Shareholders 195,000 212,000 Average Shares - Common and Equivalents 100,500 100,500 - If Converted 112,700 112,700 $1.95 $2.10 (1) High end of range same as 2/6/13 Guidance Note: Guidance as of 7/25/13

30 NON-GAAP RECONCILIATION (unaudited) Projected net income per share - diluted 1.70$ 1.85$ Restructuring costs 0.24 0.24 Asbestos coverage litigation 0.03 0.03 Tax adjustment (0.02) (0.02) - Projected adjusted net income per share - diluted 1.95$ 2.10$ 2013 Note: Guidance as of 7/25/13

31 EPS ILLUSTRATION USING ANALYST CONSENSUS (unaudited) _____________________ Dollars in thousands, except share data. Note: This slide is for illustrative purposes to highlight the relationship between full year earnings per share calculated on a discrete basis compared to the earnings per share calculated each quarter. This is not intended to represent management’s expectation regarding the allocation of full year guidance between each quarter. 6 month Full Year Sum of Q1 Q2 YTD Actual Q3 (1) Q4(1) 2013 Qtrs Adjusted EPS 0.26 0.56 $0.53 $0.65 2.05 2.00 Adjusted NI - Colfax 95,538 61,000 75,000 231,538 (before P.S. dividends) Adjusted NI - Colfax Common 85,370 56,000 70,000 211,370 Adjusted Net Income Allocated to Participating Securities 4,571 — — 4,571 Weighted Average Shares - > Common and Equivalents 97,200 103,000 103,000 100,500 > If Converted 109,400 115,000 115,000 112,700 (1) Based on analyst consensus per Thomson Reuters as of July 23, 2013; Colfax does not provide quarterly guidance.